EXHIBIT 10.5

THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ENCUMBERED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

Date of Issue:	Warrant to Purchase:
November 10, 2004	Up to 1,500,000 shares of Common Stock

ENTRADA NETWORKS, INC.

WARRANT

Entrada Networks, Inc., a Delaware corporation (“Entrada”), certifies that, for value received, Trilogy Capital Partners, Inc. (“Trilogy”), is entitled, subject to the provisions of this Warrant (the “Warrant”) and upon surrender of the Warrant to Entrada, to purchase from Entrada up to One Million Five Hundred Thousand (1,500,000) shares of Common Stock of Entrada, par value $0.001 per share (the “Shares”), at a per share exercise price of $0.12 (the “Exercise Price”), on the terms and conditions set forth in the Warrant. As long as Entrada has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, Trilogy will not be entitled to exercise the Warrant to purchase Shares in an amount that, immediately following such purchase, would result in Trilogy beneficially owning five percent (5%) or more of the outstanding shares of Common Stock of Entrada. The Exercise Price and the number of Shares issuable upon the exercise of the Warrant are subject to adjustment as set forth below.

1. Vesting; Expiration Date; Exercise

1.1 .  Vesting. The Warrant shall become exercisable, in whole or in part, on the earlier of (a) the effective date of the Registration Statement (as defined below) under which any of the Shares are registered or (b) January 1, 2005 (the “Vesting Date”).

1.2 Exercise Period and Expiration Date. The Warrant shall expire on November 30, 2006 (the “Expiration Date”).

1.3 Manner of Exercise. The Warrant is exercisable by Trilogy’s delivery to Entrada of the following (the “Exercise Documents”): (a) the Warrant; (b) the Notice of Election in substantially the form attached hereto as Exhibit A; and (c) payment of the Exercise Price in cash or by check. Within five (5) days following receipt of the foregoing, Entrada shall execute and deliver to Trilogy: (a) a certificate or certificates representing the aggregate number of Shares purchased by Trilogy, and (b) if less than all of the Shares issuable under the Warrant are purchased, a new Warrant representing the Shares not so purchased.

1.4  Restrictive Legend. Each certificate representing Shares issued to Trilogy following the exercise of the Warrant shall bear the following restrictive legend until such time as the transfer of such Shares is not restricted under the federal and state securities laws:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ENCUMBERED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

2. Adjustments of Exercise Price and Number and Kind of Conversion Shares

2.1 In the event that Entrada shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock, (b) subdivide or split its outstanding Common Stock or (c) combine its outstanding Common Stock into a smaller number of shares, then, in each such case, the number of Shares to be issued immediately after the occurrence of any such event shall be adjusted so that Trilogy thereafter may receive the number of shares of Common Stock it would have owned immediately following such event if it had exercised the Warrant immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

2.2  In case of any reclassification of the outstanding shares of Common Stock of Entrada (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation or merger in which Entrada is not the surviving entity and which results in any reclassification or capital reorganization of the outstanding shares of Common Stock of Entrada, Trilogy will have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation that Trilogy would have received had it exercised the Warrant immediately prior to such event. If any reclassification also results in a change in the shares of Entrada covered by Section 2.1 hereof, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations, mergers, consolidations, sales or other transfers.

3. Nontransferability. Trilogy may not sell or transfer all or any portion of the Warrant to any person other than an affiliate of Trilogy without the written consent of Entrada.

4. Reservation of Shares. Entrada shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrant, Entrada shall promptly seek such corporate action as may necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5. Certificate as to Adjustments. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of the Warrant, the Chief Financial Officer of Entrada shall compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price and the number of shares for which the Warrant is exercisable. Entrada shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to Trilogy.

6. Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to Entrada of the ownership of and the loss, theft, destruction or mutilation of the Warrant, and of indemnity reasonably satisfactory to Entrada, and (in the case of mutilation) upon surrender and cancellation of the Warrant, Entrada will execute and deliver in lieu thereof a new warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant and the lost, stolen or destroyed Warrant will thereupon become void.

7. Representations and Warranties of Entrada. Entrada hereby represents and warrants to Trilogy that:

7.1 Due Authorization. All corporate action on the part of Entrada, its officers, directors and stockholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of Entrada under the Warrant and (b) the authorization, issuance, reservation for issuance and delivery of all of the Shares issuable upon exercise of the Warrant, has been duly taken. The Warrant constitutes a valid and binding obligation of Entrada enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

7.2 Organization. Entrada is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

7.3 Valid Issuance of Shares. Any Shares issued upon exercise of the Warrant will be duly and validly issued, fully paid and non-assessable.

7.4 Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of Entrada required in connection with the consummation of the transactions contemplated herein have been obtained.

8. Representations and Warranties of Trilogy. Trilogy hereby represents and warrants to Entrada that:

8.1 Trilogy is acquiring the Warrant and, upon exercise of the Warrant, the Shares, for its own account, for investment purposes only.

8.2 Trilogy understands that an investment in the Warrant and, upon exercise of the Warrant, the Shares, involves a high degree of risk, and Trilogy has the financial ability to bear the economic risk of this investment in the Warrant and, upon exercise of the Warrant, the Shares, including a complete loss of such investment. Trilogy has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

8.3 Trilogy has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant and, upon exercise of the Warrant, the Shares and in protecting its own interest in connection with such transactions.

8.4 Trilogy understands that neither the Warrant nor the Shares to be issued upon exercise of the Warrant have been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under any state securities laws. Trilogy is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant and the Shares may result in Trilogy being required to hold the Warrant and the Shares for an indefinite period of time.

8.5 Trilogy agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration, any of the Shares issued upon exercise of the Warrant except pursuant to an effective registration statement under the Securities Act or unless an exemption from registration under the Securities Act is available.

9. Notices of Record Date

In the event:

9.1 Entrada establishes a record date for the holders of its Common Stock (or other stock or securities at the time issuable upon the exercise of the Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

9.2 of any consolidation or merger of Entrada with or into another corporation, any capital reorganization of Entrada, any reclassification of the capital stock of Entrada, or any conveyance of all or substantially all of the assets of Entrada to another corporation in which holders of Entrada’s stock are to receive stock, securities or property of another corporation;

9.3 of any voluntary dissolution, liquidation or winding-up of Entrada; or

9.4 of any redemption or conversion of all outstanding Common Stock of Entrada;

then, and in each such case, Entrada will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of the Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Entrada shall use all reasonable efforts to ensure such notice shall be delivered at least 15 days prior to the date therein specified.

10.  Registration Rights.

10.1 If Entrada shall determine to register any shares of its Common Stock under the Securities Act for sale in connection with a public offering of Common Stock on any form other than Form S-4 or Form S-8, Entrada will give written notice thereof to Trilogy and will use its reasonable best efforts to include in the registration statement for such Common Stock (the “Registration Statement”) any of the Registrable Shares (as defined below) which Trilogy may request be included by a writing delivered to Entrada within ten (10) Business Days after receipt of the notice from Entrada ; provided, however, that if the offering is to be underwritten, and the representative of the underwriter or underwriters of the offering refuse in writing to include in the offering all of the shares of Common Stock requested by Entrada and others to be included, the shares to be included shall be allocated first to Entrada and then, to the extent the underwriter or underwriters of the offering are willing to include additional shares, among the others based on the respective number of shares of Common Stock held by such persons (the shares of Common Stock held by Trilogy to be included in such offering, the “Included Shares”). Entrada may, in its sole discretion, elect to delay or abandon the offering at any time prior to the effective date of the Registration Statement. If Entrada decides not to, and does not, file a registration statement with respect to such registration, or after filing determines to withdraw the same before the effective date thereof, Entrada will promptly so inform Trilogy, and Entrada will not be obligated to complete the registration of the Included Shares. Entrada will pay all costs and expenses of such registration, including the reasonable fees and costs of one law firm retained by Trilogy in connection with such registration, but excluding underwriting discounts or brokerage fees or commissions incurred by Trilogy in connection with its sale of Shares pursuant to the registration. For purposes of this Agreement, “Registrable Shares” shall mean the Shares (or such stock or securities as at the time are receivable upon the exercise of the Warrant) issuable upon exercise of the Warrant and any shares issued as a result of any stock split, stock dividend or reclassification of such shares.

10.2 In connection with the registration of the Included Shares under this Section 10, Entrada will:

10.2.1 furnish to Trilogy a copy of the registration statement and each amendment to the registration statement and such number of copies of the final prospectus included in the registration statement as Trilogy may reasonably request in order to facilitate the sale of the Included Shares owned by Trilogy;

10.2.2 notify Trilogy of the issuance of any stop order by the Securities and Exchange Commission in connection with the registration statement; and

10.2.3 require each legal opinion and accountant’s “cold comfort” letter in connection with the offering of the Included Shares to be rendered to Trilogy as well as Entrada and/or its Board of Directors.

10.3 In connection with the registration of the Included Shares under this Section 10, Trilogy shall:

10.3.1 furnish to Entrada such information regarding Trilogy, the Included Shares and the intended method of disposition of the Included Shares as is reasonably requested by Entrada;

10.3.2 execute such documents and agreements in connection with such registration as Entrada may reasonably request;

10.3.3  cooperate with Entrada in connection with the preparation and filing of the Registration Statement;

10.3.4 in the event of an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, which may include, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the registration and sale of the Included Shares; and

10.3.5 upon receipt of any notice from Entrada of any event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading, immediately discontinue disposition of the Included Shares pursuant to the Registration Statement until receipt of notification from Entrada that it may resume sale of the Included Shares or receipt of copies of a supplemented or amended prospectus contemplated prepared by Entrada and, if so directed by Entrada, deliver to Entrada (at the expense of Entrada) or destroy (and deliver to Entrada a certificate of such destruction) all copies, other than permanent file copies then in its possession, of the prospectus covering the Included Shares current at the time of receipt of such notice.

Trilogy’s compliance with each of the obligations set forth in this Section 10.3 shall be a condition precedent to Entrada’s obligation to register the Included Shares and Trilogy’s right to dispose of the Included Shares thereunder.

10.4 To the extent any Registrable Securities are included in a Registration Statement, Entrada agrees to indemnify and hold harmless Trilogy, and its officers, directors and agents, and each person, if any, who controls Trilogy within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) from and against any and all losses, claims, damages and liabilities caused by (i) any violation or alleged violation by Entrada of the Securities Act, Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus relating to the Included Shares (as amended or supplemented if Entrada shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or (iii) any omission or alleged omission to state in the Registration Statement, the prospectus or any preliminary prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to Entrada by Trilogy or on Trilogy’s behalf expressly for use therein.

10.5 To the extent any Registrable Securities are included in a Registration Statement, Trilogy agrees to indemnify and hold harmless Entrada, its officers, directors and agents and each person, if any, who controls Entrada within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from Entrada to Trilogy, from and against any and all losses, claims, damages and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus relating to the Included Shares (as amended or supplemented if Entrada shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or (ii) any omission or alleged omission to state in the Registration Statement, the prospectus or any preliminary prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, but only with respect to information furnished in writing by Trilogy or on Trilogy’s behalf expressly for use in any Registration Statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or any preliminary prospectus.

10.6 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 10, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent (and only to the extent that) that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of counsel to such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties (including in the case of Trilogy, all of its officers, directors and controlling persons) and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, the Indemnified Parties shall designate such firm in writing to the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding. To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under this Section 10.6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where a party would not have been liable for indemnification under this Section 10.6 and (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

11. Severability. If any term, provision, covenant or restriction in the Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

12.  Notices. All notices, requests, consents and other communications required hereunder shall be in writing and shall be effective when delivered or, if delivered by registered or certified mail, postage prepaid, return receipt requested, shall be effective on the third day following deposit in United States mail: to Trilogy, at the last address of Trilogy on the books of Entrada; and if addressed to Entrada, at Entrada Networks, Inc., Attn: Kanwar J.S. Chadha, Ph.D., Chief Executive Officer, 5755 Oberlin Drive, Suite 204, San Diego, California 92121 (858) 597-1102, or such other address as Entrada may designate in writing.

13. No Rights as Stockholder. Trilogy shall have no rights as a stockholder of Entrada with respect to the Shares until the receipt by Entrada of all of the Exercise Documents. Except as may be provided by Section 2 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date Entrada receives all of the Exercise Documents.

14.  Fractional Shares. Notwithstanding anything to the contrary in the Warrant, Entrada shall not be required to issue any fractional shares of Common Stock in connection with the exercise of the Warrant. In any case where Trilogy would, except for the provisions of this Section 14, be entitled under the terms of the Warrant to receive a fraction of a share of Common Stock upon the exercise of the Warrant, the Company shall, upon the exercise of the Warrant and receipt of the Exercise Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of the Warrant. Trilogy expressly waives his, her or its right to receive a certificate of any fraction of a share of Common Stock upon the exercise of the Warrant. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, Entrada shall pay to Trilogy an amount in cash equal to such fraction multiplied by the closing sale price of Entrada’s Common Stock on the day Entrada receives the Exercise Documents or, if such day is not a Business Day, the following Business Day.

15.  Governing Law. The validity, interpretation and performance of the Warrant shall be governed by the laws of the State of California, without regard to its laws pertaining to conflicts of law.

IN WITNESS WHEREOF, Entrada has caused the Warrant to be duly executed and delivered as of the date first above written.

                                     ENTRADA NETWORKS, INC.
By: Kanwar J. S. Chadha, Ph.D.
                                  Its: President and Chief Executive Officer

AGREED AND ACCEPTED:

TRILOGY CAPITAL PARTNERS, INC.
By: /s/ Paul Karon
Its: President

EXHIBIT “A”
NOTICE OF EXERCISE
(To be signed only upon exercise of the Warrant)

To: Entrada Networks, Inc.

The undersigned hereby elects to purchase ____________ shares of Common Stock (the “Shares”) of Entrada Networks, Inc. (“Entrada”), pursuant to the terms of the enclosed Warrant issued by Entrada to the undersigned on November __, 2004 (the “Warrant”). The undersigned tenders herewith payment of the Exercise Price in the amount of $____________. The undersigned requests that a certificate for the Shares be registered in the name of __________________, whose address is _________________ and whose social security, federal employer identification number or other identifying number is __________________. The undersigned requests that the certificate representing the Shares be delivered to ________________, whose address is __________________. If the number of Shares is less than all of the Shares issuable upon exercise of the Warrant, the undersigned requests that a new warrant representing the remaining Shares be registered in the name of _____________, whose address is ________________ and whose social security, federal employer identification number or other identifying number is _________________. The undersigned requests that the new warrant be delivered to _____________, whose address is _________________.

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Warrant.

The undersigned hereby represents and warrants to, and agrees with Entrada as follows:

1. The undersigned is acquiring the Shares for its own account and for investment purposes only.

2. The undersigned understands that an investment in the Shares involves a high degree of risk, and the undersigned has the financial ability to bear the economic risk of this investment in the Shares, including a complete loss of such investment. The undersigned has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

3. The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares and in protecting its own interest in connection with this transaction.

4. The undersigned understands that the Shares have not been registered under the Securities Act or under any state securities laws. The undersigned is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Shares may result in the undersigned being required to hold the Shares for an indefinite period of time.

5. The undersigned agrees not to offer, sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration, any of the Shares except pursuant to an effective registration statement under the Securities Act or unless Entrada has received an opinion of counsel, reasonably satisfactory to counsel to Entrada, that an exemption from registration under the Securities Act is available.

Each certificate evidencing the Shares will bear the following legend:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ENCUMBERED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT OR UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

6. Immediately following the exercise of the Warrant, if as of the date of exercise Entrada has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, the undersigned will not beneficially own five percent (5%) or more of the then outstanding Common Stock of Entrada (based on the number of shares outstanding set forth in the most recent periodic report filed by Entrada with the Securities and Exchange Commission).